                                                                  EXHIBIT 99.248


--------------------------------------------------------------------------------
                                                                      PEROT
--------------------------------------------------------------------------------

              SEMPRA ENERGY SOLUTION ALLIANCE AGREEMENT DISCUSSION

                                 NOVEMBER 2000

--------------------------------------------------------------------------------

[SEMPRA ENERGY LOGO]

OUTLINE
--------------------------------------------------------------------------------
                              Topics to be Covered

  - Background: Sempra's goals and existing C&I companies

  - C&I market size

  - Updated analysis of the Sempra proposed C&I strategy

  - Alliance structures to consider


ARTHUR D LITTLE                                             [PEROT SYSTEMS LOGO]

OUTLINE
-------------------------------------------------------------------------------

SEMPRA'S EXISTING C&I MARKET AND PLANS

C&I MARKET SIZE

UPDATED ANALYSIS OF THE PROPOSED C&I STRATEGY

ALLIANCE STRUCTURES TO CONSIDER

-------------------------------------------------------------------------------

ARTHUR D LITTLE                                        PEROT

SEMPRA'S VISION AND MISSION
-------------------------------------------------------------------------------

SEMPRA'S VISION REFLECTS THIS FOCUS ON A RETAIL BUSINESS . . .
   Sempra Vision

                    "Sempra Energy, the leader in
                    transforming retail markets through
                    creative customer solutions."

-------------------------------------------------------------------------------

ARTHUR D LITTLE                        3                    [PEROT SYSTEMS LOGO]

VISION AND MISSION
--------------------------------------------------------------------------------
....AND IT MISSION DESCRIBES WHAT THEY WILL DO TO GET THERE.


   Sempra mission

"We will act with urgency to lead the transformation of retail energy markets by creating innovative solutions that revolutionize the customer experience. We will leverage the creativity of our people, our understanding of customer needs, new technology and strategic alliances to deliver outstanding value to shareholders, customers and employees."

PROPOSED STRATEGIES    Introduction
--------------------------------------------------------------------------------
THEY HAVE DEVELOPED OUTLINE STRATEGIES FOR ALL SEGMENTS OF THE BUSINESS THAT ARE CENTRAL TO THE RETAIL VISION.

                         [GRAPHIC OF SEMPRA(TM) ENERGY]

PROPOSED STRATEGIES / COMMERCIAL AND INDUSTRIAL
--------------------------------------------------------------------------------
SEMPRA WILL TAKE EARLY STEPS TO GROW OUR COMMERCIAL AND INDUSTRIAL (C&I)
BUSINESS.

-    Build a full service C&I energy services business
     (integrating Sempra Energy Sales, Facilities Management and Sempra Energy Services)

-    Initially focus regionally, moving to national

-    Develop strong national account focus

-    Focus on attractive target segments (to be selected)

-    Develop, test, and roll-out high-value tailored offerings

-    Develop capabilities
                                                        ---------------------
     -    Focus on key account management               -  Top 3 in US
                                                        -  10% Market share
     -    Technical and engineering capabilities        ---------------------

     -    Build through acquisitions, alliances, and joint ventures

     -    Ensure rapid learning

-    Leverage Trading and Generation as key enablers

ARTHUR D. LITTLE                                                    PEROT

PROPOSED STRATEGIES       Tailored Offerings / COMMERCIAL AND INDUSTRIAL
--------------------------------------------------------------------------------
THE OFFERINGS IN THIS STRATEGY ARE TAILORED TO CUSTOMER NEEDS.

--------------------------------------------------------------------------------
                                  [ILLEGIBLE]
--------------------------------------------------------------------------------


-    Long term contracts

-    Complex packages, focused on total outsourcing

-    Tailored offering to individual customers

-    Asset ownership

-    Integrated information systems

--------------------------------------------------------------------------------
                                  [ILLEGIBLE]
--------------------------------------------------------------------------------

-    Energy commodity sales

     -    gas, electric, fuel oil, solar, etc.

-    Commodity aggregation

-    Risk management services

-    Financial services

     -    including possible asset financing

-    Energy management

-    Consolidated billing

-    Metering

-    Related information services

--------------------------------------------------------------------------------

                 SOPHISTICATED SALES AND MARKETING CAPABILITIES

--------------------------------------------------------------------------------

ARTHUR D. LITTLE                                                           PEROT

PROPOSED STRATEGIES     RATIONALE    COMMERCIAL AND INDUSTRIAL
-------------------------------------------------------------------------------
THE MARKET OPPORTUNITY IS EXCITING. SEMPRA HAS SOME FOUNDATION AND SKILLS,
BUT WILL NEED SUSTAINED COMMITMENT TO BUILD COMPETITIVE ADVANTAGE.

                               MARKET OPPORTUNITY

o Energy Management Services (EMS) estimated to be $23.3 billion in the United States and Canada today

     - Represents all behind the meter services including performance contracting, energy audits, equipment sales, and project management

o Predicted to grow to as much as $43 billion by 2005 (Frost & Sullivan). Other forecasts significantly higher.

o The commodity portion of the opportunity will be aligned with the market opening profile.

                               SEMPRA'S STRENGTHS

o    Some existing C&I capabilities across the organization.

o    Strong position in existing utility markets.

o    Systems capabilities.

o    Market knowledge where presently participating.

                               GAPS TO BE FILLED

o Key account management capabilities, sophisticated sales processes and relationships at the highest levels of large organizations.

o    Significant financing capabilities.

o Fulfillment capabilities for many energy management service offering elements.

-------------------------------------------------------------------------------

ARTHUR D LITTLE                        8                    [PEROT SYSTEMS LOGO]

PROPOSED STRATEGIES     COMPETITION    COMMERCIAL AND INDUSTRIAL
-------------------------------------------------------------------------------
SIGNIFICANT PLAYERS ARE POSITIONING TO CAPTURE THE MARKET, BUT AS YET ONLY ENRON HAS A CONVINCING CLAIM TO LEADERSHIP.

     POSSIBLE COMPETITION                                    POSITIONING

o This large market will be                         ---------------------------
  contested by a wide range of                       SOUTHERN         ENRON
  different competitors.                 NATIONAL      PG&E
  - Energy Service Providers                            DUKE
    (unregulated subsidiaries of                       SEMPRA
    regulated utilities plus new                    ---------------------------
    players)                                         PECO/EXELON
  - Facilities Management                LOCAL       CON EDISON
    Companies (e.g., Honeywell,                          DTE
    Johnson Controls)                                 CONECTIV
  - Consultants                                     ---------------------------
  - Contractors                                        TESTING        COMMITTED


ARTHUR D LITTLE                       9                     [PEROT SYSTEMS LOGO]

SEMPRA'S EXISTING C&I BUSINESSES SUMMARY
--------------------------------------------------------------------------------

SEMPRA PARTICIPATES TO VARYING DEGREES ACROSS A RANGE OF C&I SEGMENTS TODAY, BUT IS QUICKLY CHANGING ITS BUSINESS STRUCTURE TO ACCOMMODATE LARGE GROWTH.


         SEMPRA      -    OFFERING: Natural gas and electricity commodity
         ENERGY SALES
                     -    TARGET SEGMENTS: Medium-size commercial customers


                     -    OFFERING: Consulting, design and engineering
         SEMPRA ENERGY
         SERVICES    -    TARGET SEGMENTS: Government and institutions

 SEMPRA
  TODAY  SEMPRA      -    OFFERING: Building heating and cooling, operations and
         ENERGY           maintenance and full energy outsourcing
         FACILITIES
         MANAGEMENT  -    TARGET SEGMENTS: Significant new buildings and
                          complexes


         SEMPRA      -    OFFERING: Bill evaluation and processing (Encharge)
         ENERGY
         INFORMATION -    TARGET SEGMENTS: Multi location companies
         SERVICES
         (Service Bureau)

ARTHUR D LITTLE                        10                   [PEROT SYSTEMS LOGO]

EXISTING C&I BUSINESSES SEMPRA ENERGY SALES
--------------------------------------------------------------------------------

SEMPRA ENERGY SALES PRESENTLY FOCUSES ON THE SALE OF GAS AND ELECTRIC COMMODITY TO MEDIUM COMMERCIAL ACCOUNTS, WHILE ACTING AS A SALES CHANNEL FOR OTHER VALUE-ADDED SERVICES PROVIDED BY OTHER SEMPRA AFFILIATES.



                                SEMPRA ENERGY SALES                                        FINANCIALS (1999)
                     -  Current business: 85 customers; 25 MMcfd                 -  Revenue                  -  $36.1 M
       GAS
    COMMODITY        -  Gross margins narrowing as market matures                -  Gross Margin             -  3.4%
       WEST             and customer sophistication increases
                                                                                 -  Net Margin               -  (3.3)%
                     -  Focus on building presence and market share
                        in electric retail access states (e.g., Illinois)        -  Ongoing Capex            -  N/A

                                                                                 -  PP&E                     -  N/A



                     -  Current business: 135 customers; 30 MMcfd                -  Revenue                  -  $27.0 M

        GAS          -  Primarily California border sales                        -  Gross Margin             -  1.2%
    COMMODITY
       WEST          -  Margins stable but narrow given highly                   -  Net Margin               -  (6.3)%
                        competitive market for standard product
                                                                                 -  Ongoing Capex            -  N/A

                                                                                 -  PP&E                     -  N/A



                     -  Current business: 9 customers; 172 GWh                   -  Revenue                  -  $39.1 M

    ELECTRIC         -  Primarily financial contracts (i.e., no physical         -  Gross Margin             -  0%
   COMMODITY            delivery) inherited from Energy Pacific
                                                                                 -  Net Margin               -  (5.8)%
                     -  Physical delivery capability being added now
                                                                                 -  Ongoing Capex            -  N/A

                                                                                 -  PP&E                     -  N/A

Source: ICF Consulting

ARTHUR D LITTLE                        11                   [PEROT SYSTEMS LOGO]

EXISTING C&I BUSINESSES     SEMPRA ENERGY SERVICES
-------------------------------------------------------------------------------
SEMPRA ENERGY SERVICES (CES/WAY) OFFERS CONSULTING, DESIGN AND
ENGINEERING SERVICES, PRIMARILY TO INSTITUTIONAL CUSTOMERS.

              SEMPRA OFFERINGS                           INDUSTRIES AND CLIENTS SERVED
              ----------------                           -----------------------------
- Energy Audits and Feasibility Studies         - UNIVERSITIES: Baylor University (TX); Louisiana
- Engineering Audits                              State University
- Engineering Design                            - HOSPITALS: All Saints Hospital (TX); Baylor
- Construction Management                         University Medical Center (TX)
- Operations Maintenance                        - PUBLIC SCHOOL DISTRICTS: Houston Independent
- Performance Measurement and Monitoring          School District (TX); Atlanta Public Schools (GA)
- Training                                      - MUNICIPAL AND STATE GOVERNMENTS: City of Huntington
- Utility Relations and Demand-Side Management    Beach (CA); City of Reno (NV)
- Financing Assistance                          - FEDERAL GOVERNMENT: Hill Air Force Base (UT);
                                                  National Park Service - Liberty and Ellis Islands
--------------------------------------------------------------------------------------------------------

                  SEMPRA ENERGY SERVICES                                  FINANCIALS (1999)
                  ----------------------                                  -----------------

ENERGY AUDIT       - A large revenue stream from an energy            - Revenue           - $60 million
ENGINEERING AND      audit, engineering design and construction       - Gross Margin      - 24%
CONSTRUCTION       - Contract size varies significantly but           - Ongoing Capex     - Zero
                     recently have averaged about $5 million.

                   - A smaller (recent average of $60,000 per
                     customer per year) but highly profitable         - Revenue           - <$1 million
ANNUITIES            annuity revenue stream from maintenance,         - Gross Margin      - 40-45%
                     monitoring fees an shared savings                - Ongoing Capex     - Zero
                     performance

--------------------------------------------------------------------------------------------------------

Source: Sempra Energy Services


ARTHUR D LITTLE                      12                    [PEROT SYSTEMS LOGO]

EXISTING C&I BUSINESSES       SEMPRA ENERGY FACILITIES MANAGEMENT
-------------------------------------------------------------------------------
SEMPRA ENERGY FACILITIES MANAGEMENT (SEFM) PRESENTLY OWNS, OPERATES
AND MAINTAINS LARGE-SCALE COOLING AND HEATING SYSTEMS AND ASSOCIATED
ENERGY INFRASTRUCTURES FOR COMMERCIAL, INSTITUTIONAL AND INDUSTRIAL FACILITIES.

        SEMPRA ENERGY FACILITIES MANAGEMENT                                  FINANCIALS (1999)
        -----------------------------------                                  -----------------
                                                                        - Revenue           - $24 million
                     - 5 plants, 23.5 million square feet               - Gross Margin      - 66%
DISTRICT HEATING     - Plants serving chilled and heated water      ->  - Net Margin        - 3.3%
  AND COOLING          to multiple buildings                            - Ongoing Capex     - $0.5 million
                     - No service inside building                       - PP&E              - $2.0 million

                     - 5 million square feet                            - Revenue           - $1.2 million
BUILDING AND         - Own no assets                                    - Gross Margin      - 18 percent
 TECHNICAL           - Provide operations and maintenance services  ->  - Net Margin        - Negative
  SERVICES           - HVAC and other related services                  - Ongoing Capex     - Zero
                                                                        - PP&E              - Zero

INTEGRATED                                                              - Revenue*          - $4.5 million
  ENERGY             - 2 contracts, 9.5 million square feet             - Gross Margin*     - 80 percent
MANAGEMENT           - Own and operate energy assets                ->  - Net Margin*       - 45 percent
 SERVICES            - Long sales cycle                                 - Ongoing Capex*    - $50 million
                                                                        - PP&E              - $35 million

                          *50 percent of JV revenues and PP&E, (income increases to $7.5 million in 2000)


Source: Sempra Energy Facilities Management


ARTHUR D LITTLE                        13                   [PEROT SYSTEMS LOGO]

EXISTING C&I BUSINESSES SEMPRA ENERGY INFORMATION SOLUTIONS
--------------------------------------------------------------------------------

SEMPRA ENERGY INFORMATION SOLUTIONS (SEIS) HAS A NUMBER OF OFFERINGS FOR THE COMMERCIAL AND INDUSTRIAL CUSTOMER SEGMENT.


[LOGO]

       SEMPRA ENERGY INFORMATION SOLUTIONS                             FINANCIALS (1999)
       -----------------------------------                             -----------------
                                                               -  Revenue               -  $1.56 million
               -  Bill payment processing and reporting
                                                               -  Gross Margin          -  (4.5) percent
               -  Bill checking
ENCHARGE                                                ->     -  Net Margin            -  N/A
               -  Energy rate analysis
                                                               -  Ongoing Capex         -  $1.3 million
               -  Web-based reporting
                                                               -  PP&E                  -  N/A

-----------------------------------------------------------------------------------------------------------

                                                               -  Revenue               -  $0.12 million

               -  Web-based energy rate library                -  Gross Margin          -  25.6 percent

POWERRATE      -  Search capabilities                   ->     -  Net Margin            -  N/A

               -  Links to PUC and Utility web sites           -  Ongoing Capex         -  Zero

                                                               -  PP&E                  -  Zero
-----------------------------------------------------------------------------------------------------------

                                                               -  Revenue               -  $0.05 million

                                                               -  Gross Margin          -  (3.3) percent
                -  Analysis of energy supply options
POWERCHOICE                                             ->     -  Net Margin            -  N/A
                -  To be discontinued
                                                               -  Ongoing Capex         -  Zero

                                                               -  PP&E                  -  Zero
-----------------------------------------------------------------------------------------------------------

Source: LEK Analysis

ARTHUR D LITTLE                        14                   [PEROT SYSTEMS LOGO]

EXISTING C&I BUSINESS    UNIT GROSS MARGINS BY BUSINESS
--------------------------------------------------------------------------------

UNIT GROSS MARGINS EXPERIENCED BY THE BUSINESSES TO DATE VARY SIGNIFICANTLY ACROSS THE SEGMENTS.

      SEGMENT                                    GROSS MARGINS
      -------                                    -------------
-------------------------------------------------------------------------------
                                                 Gas: 2-4%
SEMPRA ENERGY SALES                              -----------------------------
                                                 Electricity: (2)-1%
-------------------------------------------------------------------------------
                                                 Contracting: 20-25%
SEMPRA ENERGY SERVICES                           ------------------------------
                                                 Annuity: 40-45%
-------------------------------------------------------------------------------

SEMPRA ENERGY FACILITIES MANAGEMENT (BTS)        15-20%

-------------------------------------------------------------------------------

SEMPRA ENERGY FACILITIES MANAGEMENT (EMS)        60-70%

-------------------------------------------------------------------------------

Sources: ICF Consulting for Sales; Arthur D. Little analysis of most recent contracts for Services; Arthur D. Little analysis of ongoing contracts for Facilities


ARTHUR D LITTLE                        15                  [PEROT SYSTEMS LOGO]

OUTLINE
--------------------------------------------------------------------------------


                              TOPICS TO BE COVERED


->    SEMPRA'S EXISTING C&I MARKET AND PLANS

->    C&I MARKET SIZE

->    UPDATED ANALYSIS OF THE PROPOSED C&I STRATEGY

->    ALLIANCE STRUCTURES TO CONSIDER



ARTHUR D LITTLE                        16                  [PEROT SYSTEMS LOGO]

MARKET SIZE    Market Definition
--------------------------------------------------------------------------------

IN CREATING OUR PRELIMINARY ESTIMATE OF THE TOTAL COMMERCIAL AND INDUSTRIAL (C&I) "ENERGY SERVICES" MARKET, WE HAVE FOCUSED ON THE TRADITIONAL ENERGY SERVICES MARKET.


                            C&I BUSINESS DEFINITION

ENERGY SERVICES

COMMODITY PROVISION

-    Gas market largely open, except for small commercial

-    Power markets opening on a state-by-state basis

CONSULTING AND ENGINEERING

OPERATIONS AND MAINTENANCE

-    HUGS market propelled by legislation

- Industrial and commercial market driven by development of innovative offerings to meet needs

ASSET OWNERSHIP

- Total outsourcing (including asset ownership) emerging as a potentially large business


ARTHUR D LITTLE                        17                  [PEROT SYSTEMS LOGO]

MARKET SIZE  Definition
--------------------------------------------------------------------------------

Our definition excludes industries that are increasingly converging with energy management to create total facilities management offerings. This convergence will increase opportunities, but also intensify competition.

     EQUIPMENT SUPPLY                                  BUILDING MANAGEMENT

Energy efficient equipment        ENERGY SERVICES*      Janitorial Services
not sold for energy management;                         Building Management
                                                        Consulting and
- Control Equipment                                       Engineering
- Facilities Management                                 Asset Ownership


Johnson Controls                COMMUNICATIONS          BOSS
Honeywell                       INFRASTRUCTURE          GroupMAC
United Technologies                                     Service Master

*Note: "Energy Services" as defined by Frost & Sullivan includes equipment sold for the primary purpose of energy management.


ARTHUR D LITTLE                        18                  [PEROT SYSTEMS LOGO]

MARKET SIZE  Total
--------------------------------------------------------------------------------

In revenue terms, the total C&I market in the United States is estimated to be substantial today and growing at a significant rate, dominated by commodity revenues.

                          ESTIMATED REVENUE BY SEGMENT

                                    [GRAPH]

*Note: Includes consulting & engineering, operations & maintenance, and asset ownership
 Source: ADL Analysis, EIA, Frost & Sullivan


ARTHUR D LITTLE                        19                  [PEROT SYSTEMS LOGO]

MARKET SIZE     Commodity   Natural Gas

THE NATURAL GAS MARKET IS LARGELY OPEN, HOWEVER SMALLER COMMERCIAL MARKETS ARE ASSUMED TO OPEN IN LINE WITH RESIDENTIAL MARKETS.

                         NATURAL GAS MARKET ASSUMPTIONS

- Market size based on 1998 state commercial and industrial gas consumption and overall 1998 average gas price in the commercial and industrial sectors

- Market growth based on EIA's projected growth rates for industrial and commercial gas

- The Industrial Sector is assumed to be currently open for all states

- The Commercial Sector is assumed to be partly open, opening fully with deregulation

  - 80 percent of commercial sector is open (to account for medium/large commercial markets) in all states

  - 100 percent of a state's commercial sector is assumed open starting at the anticipated residential deregulation date (assumes that the remainder of commercial markets will open when the residential market opens)

                   PROJECTED RESIDENTIAL GAS MARKET OPENINGS

                                      1999

New Mexico, New Jersey, West Virginia, California, Colorado, Georgia, Maryland, Massachusetts, New Jersey, Ohio, Pennsylvania

                                      2002

District of Columbia, Delaware, Illinois, Indiana, Michigan, Montana, Nebraska, South Dakota, Virginia, Wisconsin, Wyoming

                                      2005

Iowa, Kansas, Kentucky, Maine, Minnesota, Nevada, New Hampshire, Oklahoma, South Carolina, Texas, Utah

                                      2010

Arkansas, Alabama, Arizona, Connecticut, Florida, Hawaii, Idaho, Louisiana, Mississippi, Missouri, North Carolina, North Dakota, Oregon, Rhode Island, Tennessee, Utah, Washington

     Source: ADL Analysis, EIA

ARTHUR D LITTLE                        20                  [PEROT SYSTEMS LOGO]

MARKET SIZE     Commodity   Electricity

THE ELECTRICITY MARKET SIZE IS DRIVEN BY PROJECTED MARKET OPENING.

                         ELECTRICAL MARKET ASSUMPTIONS

- Market size based on 1998 revenues from electricity in the industrial and commercial sectors

- Market growth based on EIA's projected growth rates for industrial and commercial electricity

- Anticipated electricity deregulation dates for each state applied to both industrial and commercial sectors

                       PROJECTED ELECTRIC MARKET OPENINGS

                                      1999

California, Illinois, N Hampshire, Rhode Island

                                      2000

Iowa, Maine


                                      2001

Arizona, Connecticut, Delaware, Nevada, New Jersey, Pennsylvania

                                      2002

Arkansas, Indiana, Maryland, Massachusetts, Michigan, New Mexico, New York, Oklahoma, Texas, Virginia, Wisconsin

                                      2003

Alabama, Montana

                                      2004

Colorado, District of Columbia, Florida, Georgia, Idaho, Oregon, Utah, Vermont, Washington

                                      2005

Ohio

                                      2008

Kansas, Kentucky, Louisiana, Minnesota, Michigan, Missouri, N. Carolina, N. Dakota, S. Carolina, S. Dakota, W. Virginia, Wyoming

                                      2010

Hawaii, Alaska, Nebraska

     Source: ADL Analysis, EIA

ARTHUR D LITTLE                        21                  [PEROT SYSTEMS LOGO]

MARKET SIZE   Non-commodity
-------------------------------------------------------------------------------
THE NON-COMMODITY MARKET SIZES WERE GENERATED FROM ESTIMATES OBTAINED FROM FROST AND SULLIVAN.

---------------------------------------------------------
         ENERGY MANAGEMENT SERVICES MARKET
                 FOR NORTH AMERICA
---------------------------------------------------------
                                  Energy
                                 Management       Energy
Year           Total Revenues    Equipment       Services
                ($ billions)    ($ billions)   ($ billion)
--------------------------------------------------------
     1995           18.7           4.9            13.8
--------------------------------------------------------
     1996           20.1           5.1            14.6
--------------------------------------------------------
     1997           21.6           6.1            15.5
--------------------------------------------------------
     1998           23.3           6.8            16.6
--------------------------------------------------------
     1999           25.3           7.6            17.7
--------------------------------------------------------
     2000           27.5           9.5            19.1
--------------------------------------------------------
     2001           30.0           9.3            20.7
--------------------------------------------------------
     2002           32.7          10.4            22.4
--------------------------------------------------------
     2003           35.8          11.5            24.4
--------------------------------------------------------
     2004           39.2          12.7            26.6
--------------------------------------------------------
     2005           43.0          14.1            28.9

                  CAGR (1998-2005): 9.1%

Source: Frost and Sullivan, "North American Non-Residential Energy Management Services Market", Report # 7063-14


                           ENERGY MANAGEMENT SERVICES

- Frost & Sullivan's estimates are focused on the primary competitors of the ESCOs

-  The market estimates do NOT include:

   -  Commodity sales (natural gas, electricity, etc.)
   -  Non-energy facility management
   -  Utility-sponsored demand side management
   -  Third-party project financing
   -  Energy management software
   - Sales of energy management efficiency equipment where the primary reason for purchase was not energy management

- Frost & Sullivan's estimates assume that equipment revenues will grow slightly higher than services due to anticipated technology innovations that will drive the retrofit market

- Projections for 2006-2010 based on a 9.1 percent CAGR and a 33/67 percent total revenue split between equipment and services and consulting, respectively


ARTHUR D LITTLE                       22                    [PEROT SYSTEMS LOGO]

OUTLINE
-------------------------------------------------------------------------------

                              TOPICS TO BE COVERED

--  SEMPRA'S EXISTING C&I MARKET AND PLANS

--  C&I MARKET SIZE

--  UPDATED ANALYSIS OF THE PROPOSED C&I STRATEGY

--  ALLIANCE STRUCTURES TO CONSIDER

ARTHUR D LITTLE                        23                  [PEROT SYSTEMS LOGO]

ANALYSIS   Introduction
--------------------------------------------------------------------------------
IN ORDER TO REFINE THE FINANCIAL IMPLICATIONS, WE HAVE DEFINED KEY ASSUMPTIONS OF A STRAW-MAN IMPLEMENTATION STRATEGY.

                     ASSUMPTIONS

        - MARKETS TARGETED BY SEMPRA

        - SEGMENT OFFERINGS

        - SEGMENT GROSS MARGINS

        - MARKET PENETRATION RATES

        - SEGMENT COSTS

ARTHUR D LITTLE                        24                  [PEROT SYSTEMS LOGO]

ANALYSIS   Market Size   Sempra's Target Market
--------------------------------------------------------------------------------
WE CALCULATED A TARGET MARKET FOR SEMPRA. WE ESTIMATE THAT, BY 2010, THE TOTAL C&I MARKET IS OF THE ORDER OF $250 BILLION, WITH SOME $100 BILLION IN STATES AND SEGMENTS TARGETED BY SEMPRA'S STRATEGY.

                                    [GRAPH]

[ ] NATURAL GAS [ ] ELECTRICITY [ ] ENERGY MGMT EQUIPMENT [ ] ENERGY SERVICES


                                    [GRAPH]

[ ] NATURAL GAS [ ] ELECTRICITY [ ] ENERGY MGMT EQUIPMENT [ ] ENERGY SERVICES


ARTHUR D. LITTLE                       25                                  PEROT

ANALYSIS  MARKET SIZE    SEMPRA'S TARGET MARKET
--------------------------------------------------------------------------------

A NUMBER OF ASSUMPTIONS WERE MADE TO CONVERT THE TOTAL MARKET TO SEMPRA'S TARGET MARKET.

     Assumptions

-    Focus on attractive regions
--------------------------------------------------------------------------------
     -    Regions with a significant contestable power market

     - Regions likely to have attractive future generation opportunities (capacity needs, spark spreads, etc.)

- Exclude segments which are difficult to penetrate (petroleum refining, primary metals, commodity chemicals, small commercial)

     -    Exclusions of 35 percent for Industrial and 34 percent for Commercial
--------------------------------------------------------------------------------
- Focus non-commodity services in the same states/segments as commodity supply

-    Exclude equipment from non-commodity market

Note: During our corporate strategy discussions, it was concluded that:

      -  Generation is required to support the C&I market

      - Generation will need to be able to 'stand alone' in terms of economic returns

      As a result marketing areas selected are judged to be likely attractive generation locations


ARTHUR D LITTLE                        26                  [PEROT SYSTEMS LOGO]

ANALYSIS  MARKET SIZE    SEMPRA'S TARGET MARKET
--------------------------------------------------------------------------------

THE TARGET STATES ARE CLUSTERED IN ATTRACTIVE LOCATIONS.

[MAP]
* Targeted States

-  Washington     -  Massachusetts     -  Michigan     -  N Carolina       - Pennsylvania

-  Oregon         -  Connecticut       -  Indiana      -  Mississippi      -  Delaware

-  California     -  New York          -  Ohio         -  Alabama          -  Maryland

-  Nevada                              -  Virginia     -  Tennessee        -  New Jersey

-  Arizona                             -  Kentucky     -  Georgia

-  Colorado                                            -  S. Carolina

                                                       -  Florida

ARTHUR D. LITTLE                                                           PEROT

ANALYSIS Gross Margins

WE DEVELOPED GROSS MARGIN ASSUMPTIONS BASED UPON EXISTING MARGINS, AND SOME JUDGMENT OF LIKELY TRENDS.

[ILLEGIBLE]                    [ILLEGIBLE]               [ILLEGIBLE]

                                                         -   Gas based on historical margin experience,
                                                             anticipating a margin squeeze as the market
                                                             matures and customer sophistication
       GAS : 2-4%                  1% FOR GAS                increases
ELECTRICITY : (2%) - 1%        2.5% FOR ELECTRICITY
                                                         -   Electricity based on most recent experience
                                                             and also the fact that complexity likely to give
                                                             margins greater than gas

-------------------------------------------------------------------------------------------------------------
        20-25%
     (CONTRACTING)                 24% INITIALLY         -   Reduced from existing margins to reflect
                                   FALLING TO 15%            increased competition and extension beyond
        40-45%                                               HUGS markets
       (ANNUITY)

-------------------------------------------------------------------------------------------------------------

                                                         -   Consistent with both Sempra and external
       15-20%                          15-17%                experience, at lower range to reflect
                                                             competitive pressures

-------------------------------------------------------------------------------------------------------------

       60-70%                          12% IRR           -   Consistent with Sempra experience on
                                  (UNDERLYING 85%            Venetian and plans with slight upward
                                    GROSS MARGIN)            adjustment to target IRR to reflect
                                                             increasing risk

-------------------------------------------------------------------------------------------------------------

ARTHUR D. LITTLE                                                           PEROT

ANALYSIS Gross Margins
--------------------------------------------------------------------------------
WHEN THE DIFFERENT MARGINS ARE APPLIED ACROSS THE SEGMENTS IT IS CLEAR THAT, WHILE THE COMMODITY DOMINATES REVENUE, A VERY LARGE PROPORTION OF THE GROSS MARGINS WILL BE REALIZED FROM NON COMMODITY OFFERINGS.

[GRAPH]

Note: Includes consulting & engineering, operations & maintenance, and asset ownership source: ADS analysis, EIA, Frost & Sullivan

[GRAPH]

Note: The Services margin is the weighted average of the margins for the individual segments shown on the previous side

Source: ADS Analysis

ARTHUR D. LITTLE                                                           PEROT

ANALYSIS  Segment Costs
--------------------------------------------------------------------------------

USING SOME SIMPLIFYING ASSUMPTIONS, WE ESTIMATED OPERATING COSTS FOR EACH OF THE SEGMENTS.

                                  [ILLEGIBLE]

- $20 million investment over first two years to build systems infrastructure to support multi-regional commodity sales (EDI connections, etc.)

-    100 Staff, growing to 300 by 2010 to operate the business

-    Overhead expenses equal to 50 percent staff expense

-    Customer acquisition cost of 0.5 percent of incremental commodity revenue

[ILLEGIBLE]

-    All staff costs included in cost of goods sold assumptions

-    Direct overhead included in costs of goods sold assumptions

- Scaling effects: SGA of 14.5 percent of revenues initially, decreasing to 9 percent of revenues by 2010

[ILLEGIBLE]

- Administration, sales, and support staff expensed outside of gross margin assumption

     - Initially 50 staff growing to 140 by 2010

-    Overhead expenses at 50 percent of aforementioned staff expense

[ILLEGIBLE]

- Economics projected by scaling "Model Project" from SEFM Financial Plan assumptions

-    All asset purchases carried on Sempra Balance Sheet per SEFM Plan

- 80 percent Debt Financing, 10 year maturity, 8 percent interest rate per SEFM Plan

-    10 year, straight-line depreciable life per SEFM Plan

-    Scaling effects: O&M cost reduction of 20 percent by 2010


ARTHUR D. LITTLE                                                           PEROT

ANALYSIS  Pro-Forma Financials
-------------------------------------------------------------------------------

USING THE DETAILED ANALYSIS ON MARKET SIZE AND MARGINS AND APPLYING THE REVISED ASSUMPTIONS, WE HAVE RESTATED THE FINANCIALS FOR THE C&I BUSINESS.

               [GRAPH]                       [GRAPH]


               [GRAPH]                       [GRAPH]


Source: Arthur D. Little analysis
Note: Projection excludes Service Bureau

ARTHUR D. LITTLE                                                           PEROT

ANALYSIS  Pro-Forma Financials


USING THE DETAILED ANALYSIS ON MARKET SIZE AND MARGINS, AND APPLYING THE REVISED ASSUMPTIONS, WE HAVE RESTATED THE FINANCIALS FOR THE C&I BUSINESS.


[GRAPH]                       [GRAPH]




[GRAPH]                       [GRAPH]


Source: Arthur D. Little analysis


ILLEGIBLE
PREVIOUSLY                    29
NEW                           556
SUBMITTED PLAN                498


ARTHUR D. LITTLE                                                           PEROT

OUTLINE

                              TOPICS TO BE COVERED

-  SEMPRA'S EXISTING C&I MARKET AND PLANS

-  C&I MARKET SIZE

-  UPDATED ANALYSIS OF SEMPRA'S C&I STRATEGY

-  ALLIANCE STRUCTURES TO CONSIDER


ARTHUR D LITTLE                        33                  [PEROT SYSTEMS LOGO]

ALLIANCE   Introduction
--------------------------------------------------------------------------------
WE DISCUSSED SEVERAL ALLIANCE MODELS THAT WOULD MEET SEMPRA'S REQUIREMENTS. THEIR PREFERRED MODEL IS OF COURSE THE FIRST ONE LISTED.

                    - EXCLUSIVE SEMPRA ALLIANCE LIMITED TO
                      THEIR VERTICAL MARKETS

                    - EXCLUSIVE SEMPRA ALLIANCE LIMITED TO
                      VERY SPECIFIC VERTICAL MARKETS, AND DOES
                      NOT INCLUDE "BUSH STATES"

                    - EXCLUSIVE SEMPRA ALLIANCE THAT
                      INCLUDES TARGETED COMPANIES, PLUS CA

                    - SEPARATE PRODUCT DEVELOPMENT FOR
                      SEMPRA, IC NOT SHARED

                    - VENDOR RELATIONSHIP, LIKE SILICON ENERGY


ARTHUR D. LITTLE                                                           PEROT

ALLIANCE ISSUES   Alliance Contributions
--------------------------------------------------------------------------------
WE DISCUSSED WHAT EACH PARTY WOULD BRING INTO THE ALLIANCE. WE ALSO ASSUMED THE TOTAL SERVICE OFFERING WOULD BE BRANDED UNDER SEMPRA ENERGY SOLUTIONS.

              [SEMPRA LOGO]   - Brand name
                              - Existing customer base
                              - Intellectual capital-rate data base, Casino
                                model, etc.
                              - Sales force

              [PEROT LOGO]    - IQom solution
                              - IT infrastructure
                              - Service provider
                              - Vertical industry contacts

    [ARTHUR D LITTLE LOGO]    - End-user customer consulting services
                              - Vertical industry business expertise
                                and contacts
                              - Sales force

ARTHUR D. LITTLE                                                           PEROT

                                       35